EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our reports in this Form 10-K, into the Company's previously filed S-1 Registration Statement File No. 333-1926.

                                                      /s/ Arthur Andersen LLP

Baltimore, Maryland
September 26, 1997